Income Taxes - Effective Income Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Federal tax at statutory rate	$ (3,851)	$ (2,682)
State taxes, net of federal benefit	(277)	(141)
Change in valuation allowance	3,625	1,356
Nondeductible compensation	526	1,046
Credits and other	(23)	(4)
Total provision for income taxes	$ 0	0
Predecessor [Member]
Federal tax at statutory rate		$ 425